 Exhibit 99.1

Set forth in the table below is a summary of material differences between the amended and restated Bylaws (the “2020 Amended and Restated Bylaws”) of AzurRx BioPharma, Inc. (the “Company”), which were approved and adopted by the Company’s Board of Directors (the “Board”) on August 5, 2020, as compared to the Company’s prior bylaws, as amended and restated (the “Prior Bylaws”).

The following summary of the 2020 Amended and Restated Bylaws and the Prior Bylaws is qualified in its entirety by reference to the full texts thereof, copies of which are filed with the U.S. Securities and Exchange Commission, respectively, as Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed on August 5, 2020, and Exhibit 3.2 to the Company’s Registration Statement on Form S-1, filed July 13, 2016, and which are incorporated herein by reference.

Provision	Prior Bylaws	2020 Amended andRestated Bylaws
Elections; Voting; Procedural Matters
Number of Directors
The Prior Bylaws provided that the Board shall consist of one or more members. The number of directors should be fixed by the Board and could thereafter be changed from time to time by resolution of the Board.

The 2020 Amended and Restated Bylaws provide that, subject to the rights of holders of any series of preferred stock to elect directors, the number of the directors of the Company shall be fixed from time to time solely by resolution of the Board.

During any period when the holders of any series of preferred stock have the right to elect additional directors, then upon commencement and for the duration of the period during which such right continues the then otherwise total number of authorized directors of the Company shall automatically be increased by such specified number of directors, and the holders of such preferred stock shall be entitled to elect the additional directors.

Advance Notice
The Prior Bylaws did not provide for stockholder director nominations or advance notice of other stockholder proposals.

The General Corporation Law of the State of Delaware (the “DGCL”) does not require stockholders to provide advance notice to the company of a nomination for a person to the Board or proposals of other business to be considered by the stockholders at stockholder meeting.

The 2020 Amended and Restated Bylaws provide that nominations for persons to the Board and the proposal of other business to be considered by the stockholders may be made by any stockholder of the Company who was a stockholder of record at the time the required notice is delivered by such stockholder to the secretary of the Company, who is entitled to vote at the meeting and who complies with the notice procedures set forth in the 2020 Amended and Restated Bylaws.

For any nominations or other business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice in writing to the secretary of the Company and any such proposed business (other than the nominations of persons for election to the Board) must constitute a proper matter for stockholder action. To be timely, the notice shall be delivered to the secretary at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company).

Notwithstanding the foregoing, in the event that the number of directors to be elected to the Board at the annual meeting is increased effective after the time period for which nominations would otherwise be due and there is no public announcement by the Company naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the secretary at the principal executive offices of the Company not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Company.

In the event the Company calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stockholder entitled to vote in such election may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Company’s notice of meeting, if the stockholder’s notice is delivered to the secretary at the principal executive offices of the Company not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which the public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

Directors’ Terms of Office; Removal
The Prior Bylaws provided that directors should hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified.

Subject to any provisions of applicable law, any or all of the directors could be removed by vote of the stockholders.

2020 Amended and Restated Bylaws provide that, subject to the rights of holders of any series of preferred stock to elect directors, each director shall serve for a term ending on the date of the annual meeting of stockholders following the annual meeting of stockholders at which such director was elected; provided that the term of each director shall continue until the election and qualification of his or her successor and be subject to his or her earlier death, disqualification, resignation or removal.

Subject to the rights of holders of any series of preferred stock, any director or the entire Board may be removed from office at any time by the affirmative vote of the holders of at least a majority in voting power of the shares then entitled to vote at an election of directors.

Vacancies
The Prior Bylaws provided that vacancies and newly created directorships resulting from any increase in the number of directors could be filled by a majority of the directors then in office, though less than a quorum. A vacancy created by the removal of a director by the stockholders could be filled by the stockholders. A director elected to fill a vacancy resulting from the death, resignation or removal of a director should serve for the remainder of the full term of the director whose death, resignation or removal created such vacancy and until his successor has been elected and qualified.

The 2020 Amended and Restated Bylaws provide that, subject to the rights of holders of any series of preferred stock, any newly created directorship that results from an increase in the number of directors or any vacancy on the Board that results from the death, disability, resignation, disqualification or removal of any director or from any other cause shall be filled solely by the affirmative vote of a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director and shall not be filled by the stockholders; provided that a vacancy created by the removal of a director by the stockholders may be filled by the stockholders. Any director elected in accordance with the preceding sentence shall, in the case of a newly created directorship, hold office for the full term of the class in which the newly created directorship was created or, in the case of a vacancy, hold office for the remaining term of his or her predecessor and in each case until his or her successor shall be elected and qualified, subject to his or her earlier death, disqualification, resignation or removal.

Special Meetings of the Stockholders
The Prior Bylaws provided that special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation of the Company, as amended (the “Certificate of Incorporation”) of the Company, could be held wholly or partially by means of remote communication or at any place, within or without the State of Delaware, and may be called by resolution of the Board, or by the chairman or the president of the Company.

The 2020 Amended and Restated Bylaws provide that special meetings of stockholders for any purpose or purposes may be called at any time by the Board, chairman of the Board or the chief executive officer and may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting

Quorum of Stockholders
The Prior Bylaws provide that the holders of a majority of the shares of capital stock issued and outstanding and entitled to vote, represented in person or by proxy, should constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute or by the Certificate of Incorporation.

The 2020 Amended and Restated Bylaws provide that, except as otherwise provided by law, the Certificate of Incorporation, the holders of a majority in voting power of the shares of the capital stock of the Company issued and outstanding and entitled to vote at the meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Board in its sole discretion, or represented by proxy, shall constitute a quorum for the transaction of business; provided, however, that where a separate vote by a class or classes or series of capital stock is required by law, or the certificate of the holders of a majority in voting power of the shares of such class or classes or series of the capital stock of the Company issued and outstanding and entitled to vote on such matter, present in person, present by means of remote communication in a manner, if any, authorized by the Board in its sole discretion, or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on such matter. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

Notice of Stockholder Meetings
The Prior Bylaws provided that written or printed notice of a meeting of the stockholders stating the place, day and hour of the meeting and, in case of a special meeting, stating the purpose or purposes for which the meeting is called, and in case of a meeting held by remote communication stating such means, should be delivered not less than ten (10) nor more than sixty(60) days before the date of the meeting, either personally, or by mail, or if prior consent were been received by a stockholder by electronic transmission, by or at the direction of the chairman or the president, the secretary, or the persons calling the meeting, to each stockholder of record entitled to vote at such meeting.

The 2020 Amended and Restated Bylaws provide that, except as otherwise provided by law, notice of each meeting of stockholders, whether annual or special, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting. The notices of all meetings shall state the place, if any, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting). The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called.

Action at a Meeting
The Prior Bylaws provided if a quorum is present or represented, the affirmative vote of a majority of the shares of stock present or represented at the meeting, by ballot, proxy or electronic ballot, should be the act of the stockholders unless the vote of a greater number of shares of stock is required by law, by the Certificate of Incorporation or by the Prior Bylaws.

The 2020 Amended and Restated Bylaws provide that when a quorum is present at any meeting, any matter other than the election of directors to be voted upon by the stockholders at such meeting shall be decided by the vote of the holders of shares of stock having a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented at the meeting and voting affirmatively or negatively on such matter (or if there are two or more classes or series of stock entitled to vote as separate classes, then in the case of each such class or series, the holders of a majority in voting power of the shares of stock of that class or series present or represented at the meeting and voting affirmatively or negatively on such matter), except when a different vote is required by express provision of applicable law, regulation applicable to the Company or its securities, the rules or regulations of any stock exchange applicable to the Company, the Certificate of Incorporation, any preferred stock designation or the Amended and Restated Bylaws, in which case such express provisions shall govern.

Postponement of Stockholder Meetings	The Prior Bylaws did not provide for postponements of stockholder meetings. The DGCL does not address postponements of stockholder meetings.	The 2020 Amended and Restated Bylaws provide that the Board may postpone, recess, reschedule or cancel any previously scheduled annual meeting or special meeting of stockholders.
Adjournments of Stockholder Meetings
The Prior Bylaws provided that, if quorum is not present or represented at any meeting of the stockholders, the stockholders present in person or represented by proxy should have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum should be present or represented.  At such adjourned meeting at which a quorum was present or represented any business could be transacted which might have been transacted at the meeting as originally notified.

The 2020 Amended and Restated Bylaws provide that any meeting of stockholders, annual or special, may be adjourned from time to time to any other time and to any other place by the Board, the chairman of the meeting or, if directed to be voted on by the chairman of the meeting, by the stockholders present or represented at the meeting and entitled to vote thereon, although less than a quorum. Notice need not be given of the adjourned meeting other than an announcement at the meeting at which the adjournment is taken of the hour, date and place, if any, to which the meeting is adjourned and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting; provided, however, that if the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record as of the record date so fixed for notice of such adjourned meeting. At the adjourned meeting, the Company may transact any business which might have been transacted at the original meeting.

Stockholder Action by Written Consent
The Prior Bylaws provided that whenever the stockholders are required or permitted to take any action by vote, such action could be taken without a meeting, without prior notice and without a vote, if a written consent or electronic transmission, setting forth the action so taken, were signed or e-mailed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting called for such purpose.

The 2020 Amended and Restated Bylaws provide that, except as otherwise provided in the Certificate of Incorporation, whenever the stockholders are required or permitted to take any action by vote, such action may be taken without a meeting, without prior notice and without a vote, if a written consent or electronic transmission, setting forth the action so taken, shall be signed or e-mailed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting called for such purpose.

Forum Selection
The Prior Bylaws did not include a forum selection provision. The DGCL permits corporations to have in their certificates of incorporation or bylaws, consistent with applicable jurisdictional requirements, provisions requiring that any or all internal corporate claims shall be brought solely and exclusively in any or all of the courts in Delaware. According to the DGCL, no provision of the certificate of incorporation or the bylaws may prohibit bringing such claims in the courts of Delaware.

The 2020 Amended and Restated Bylaws provide that, unless the Company consents in writing to the selection of an alternative forum, (A) (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, other employee or stockholder of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, the Certificate of Incorporation or the 2020 Amended and Restated Bylaws or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware or (iv) any action asserting a claim governed by the internal affairs doctrine of the law of the State of Delaware shall, to the fullest extent permitted by law, be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, the federal district court of the State of Delaware; and (B) the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

Such forum selection provision shall not apply to claims seeking to enforce any liability or duty created by the Securities Exchange Act of 1934, as amended. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Company shall be deemed to have notice of and consented to the such forum selection provision.

Indemnification of Officers and Directors and Advancement of Expenses
Indemnification
The Prior Bylaws provided that the company should indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company), by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, would not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

The Company should indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and except that no indemnification should be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought should determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person be fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court should deem proper.

Any indemnification under the Prior Bylaws (unless ordered by a court) should be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent be proper in the circumstances because he has met the applicable standard of conduct set forth in the Prior Bylaws.  Such determination should be made (1) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

The 2020 Amended and Restated Bylaws provide that the Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that such person is or was a director or officer of the Company, or, while a director or officer of the Company, is or was serving at the request of the Company as a director, officer, employee or agent of another Company, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, in and of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.
The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Company, or, while a director or officer of the Company, is or was serving at the request of the Company as a director, officer, employee or agent of another Company, partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Any indemnification under the 2020 Amended and Restated Bylaws (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth the 2020 Amended and Restated Bylaws. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (iv) by the stockholders.

To the extent that a present or former director or officer of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

Advancement of Expenses
The Prior Bylaws provided that expenses incurred by a director, officer, employee or agent in defending a civil or criminal action, suit or proceeding could be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it should ultimately be determined that he not be entitled to be indemnified by the Company as authorized by the Prior Bylaws.  Such expenses incurred by other employees and agents could be so paid upon such terms and conditions, if any, as the Board deemed appropriate.

The 2020 Amended and Restated Bylaws provide that expenses, including without limitation attorneys’ fees, incurred by a current or former director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding that is subject to the 2020 Amended and Restated Bylaws shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such current or former director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Company as authorized in the 2020 Amended and Restated Bylaws.

Amendments to Bylaws
General Provisions
The Prior Bylaws provided that they could be altered, amended, supplemented or repealed or new by-laws may be adopted (a) at any regular or special meeting of stockholders at which a quorum is present or represented, by the affirmative vote of the holders of a majority of the shares entitled to vote, provided notice of the proposed alteration, amendment or repeal be contained in the notice of such meeting, or (b) by a resolution adopted by a majority of the whole board of directors at any regular or special meeting of the board.  The stockholders had authority to change or repeal any bylaws adopted by the directors.

The 2020 Amended and Restated Bylaws may be altered, amended or repealed, in whole or in part, or new bylaws may be adopted by the Board or by the stockholders as expressly provided in the Certificate of Incorporation. In addition, notwithstanding any other provision of Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote, but in addition to any affirmative vote of the holders of any series of preferred stock required by law, by the Certificate of Incorporation or any preferred stock designation, the 2020 Amended and Restated Bylaws may also be amended, altered or repealed and new bylaws may be adopted by the stockholders of the Company by the affirmative vote of the holders of at least a majority in voting power of the outstanding stock of the Company entitled to vote thereon.